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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-87555) of Anworth Mortgage Asset Corporation of our report dated January 15, 2001, relating to the financial statements which appears in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 29, 2001